EXHIBIT 10.21
FIRST AMENDMENT
     THIS FIRST AMENDMENT, dated as of February 7, 2005 (this “Amendment”) to that certain Receivables Financing Agreement, dated as of December 9, 2004 (the “Financing Agreement”), among HL Funding II, Inc., a Delaware corporation (the “Borrower”), CAFCO, LLC, as an “Investor”, Citibank, N.A., as a “Bank”, Citicorp North America, Inc., as the program agent (“Program Agent”) and as an “Investor Agent”, HLI Operating Company, Inc., as “Servicer” (“HLIOC”) and Citibank, N.A., as the “Disbursement Agent”, and the other financial institutions from time to time a party thereto, as “Investors”, “Banks” and/or “Investor Agents” (as each such quoted term is defined in the Financing Agreement), is by and among the Borrower, HLIOC, the Program Agent, the Bank, the Investor Agent, the Investor and the Disbursement Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.
SECTION 1. Amendment. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree that the Financing Agreement is hereby amended by deleting the definition of “Originator” in its entirety and substituting the following in its stead:
“Originator” means each of the Persons designated as such on Schedule 1.01-4, as such Schedule 1.01-4 may, notwithstanding Section 11.01 of the Financing Agreement, be amended, restated, supplemented or otherwise modified from time to time with the written consent of the Program Agent and the Borrower.
SECTION 2. Representations and Warranties. Each of the Borrower and Servicer (each an “HL Person”) hereby severally represents and warrants to each Investor, Bank, Investor Agent, the Program Agent and the Disbursement Agent that, as of the Effective Date: (a) all of the representations and warranties of such HL Person in the Financing Agreement and in the other Transaction Documents are true and correct in all material respects on and as of the Effective Date as though made to each Investor, Bank, Investor Agent, the Program Agent and the Disbursement Agent on and as of such date (other than representations and warranties which expressly speak or are deemed made as of a different date, which representations shall be made only on such date), and (b) no Event of Termination or Incipient Event of Termination has occurred and is continuing.
SECTION 3. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon the satisfaction of the following conditions:
     (a) The Program Agent shall have received counterparts hereof executed by each of the parties hereto; and
     (b) Each of the representations and warranties contained in this Amendment shall be true and correct in all material respects on and as of the Effective Date.
Citicorp North America, Inc./HL Funding II, Inc.
First Amendment

SECTION 4. Miscellaneous.
     (a) This Amendment is a Transaction Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.
     (b) On and after the Effective Date, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Transaction Documents to the Financing Agreement, shall mean and be a reference to the Financing Agreement as modified hereby. Except to the extent specifically modified hereby, all of the terms of the Financing Agreement and the other Transaction Documents remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Bank, Investor Agent or the Program Agent or Disbursement Agent under the Financing Agreement or any of the Transaction Documents, nor obligate any Investor, Bank, Investor Agent or the Program Agent or Disbursement Agent to agree to similar amendments in the future.
SECTION 5. Counterparts; Facsimile Delivery. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Citicorp North America, Inc./HL Funding II, Inc.
First Amendment

IN WITNESS WHEREOF, the Investor, Bank, Investor Agent, Program Agent, Borrower, Servicer and Disbursement Agent have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:	HL FUNDING II, INC.
	By:	/s/ Steven Esau
		Name:	Steven Esau
		Title:	Assistant Secretary

SERVICER:	HLI OPERATING COMPANY, INC.
	By:	/s/ Steven Esau
		Name:	Steven Esau
		Title:	Assistant Secretary
Signature Page to
Citicorp North America, Inc./HL Funding II, Inc.
First Amendment

INVESTOR:	CAFCO, LLC

	By:	Citicorp North America, Inc., as Attorney-in Fact

		By:	/s/ Debbie Ng

Name: Debbie Ng
Vice President

PROGRAM AGENT:	CITICORP NORTH AMERICA, INC., as Program Agent
	By:	/s/ Debbie Ng
		Name:	Debbie Ng
Vice President

BANK:	CITIBANK, N.A.
	By:	/s/ Debbie Ng
		Name:	Debbie Ng
Vice President Percentage: 100.00%

INVESTOR AGENT:	CITICORP NORTH AMERICA, INC.
	By:	/s/ Debbie Ng
		Name:	Debbie Ng
		Title:	Vice President
Signature Page to
Citicorp North America, Inc./HL Funding II, Inc.
First Amendment

DISBURSEMENT AGENT:	CITIBANK, N.A.
	By:	/s/ John Hannon
		Name:	John Hannon
		Title:	AVP
Signature Page to
Citicorp North America, Inc./HL Funding II, Inc.
First Amendment